UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure

On October 24, 2018, as previously announced, the Company held a conference call to review its Onvansertib clinical development program and provide a general business update. During the conference call a slide presentation (the “Investor Call Presentation”) was presented. Additionally, during the call, Dr. Thomas Adams, the Company’s interim Chief Executive Officer, stated that the Company’s cash on hand should be sufficient for the Company’s cash needs until July 2019. Currently, the Company is burning approximately $4.5 million per quarter and the Company expects the quarterly burn rate to increase to $5.0 million per quarter in 2020. The Company is not looking to raise funds at this time but in the future may look to raise an additional $10-$15 million to fund its cash needs to the first quarter of 2020.

A copy of the Investor Call Presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the Presentation shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended or under the Securities Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 8.01	Other Events.

On October 24, 2018, Trovagene, Inc. (the “Company”) issued a press release announcing that the U.S. Patent and Trademark Office (USPTO) has allowed claims that affirms the broadest coverage of NPM1 mutation testing; Patent Application 14/750331, entitled “Nucleophosmin Protein (NPM) Mutants, Corresponding Gene Sequences and Uses Thereof.” A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Investor Call Presentation dated October 24, 2018

99.2	Press Release of Trovagene, Inc. dated October 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2018

TROVAGENE, INC.

By:	/s/ Thomas Adams
Thomas Adams
Interim Chief Executive Officer